Selling, general and administrative expenses	12 Months Ended
Dec. 31, 2022
Selling, general and administrative expenses
Selling, general and administrative expenses

(26) Selling, general and administrative expenses

Included in selling, general and administrative expenses in 2022 are expenses for sales and marketing in the amount of k€ 13,491 (2021: k€ 9,422, 2020: k€ 9,503). Other administrative expenses in 2022 amount to k€ 142,699 (2021: k€ 96,023, 2020: k€ 67,356). The increase in administrative costs from 2021 (and 2020) to 2022 is due to higher expenses for the implementation of SOX regulations, increased personnel cost as a result of company growth, and the introduction of a new ERP which includes associated consulting services. Included in selling, general and administrative expenses are amortisation for intangible assets and depreciation for property, plant and equipment of k€ 38,025 (2021: k€ 24,957, 2020: k€ 19,840).